SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                         -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): September 12, 2008

                           U.S. HELICOPTER CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                       001-32580              27-0096927
--------------------------------        --------------       ------------------
(State or Other Jurisdiction of          (Commission           (IRS Employer
Incorporation or Organization)          File Number)         Identification No.)

  6 East River Piers, Suite 216, Downtown Manhattan Heliport, New York, NY
------------------------------------------------------------------------------
                  (Address of Principal Executive Offices)
                                                                           10004
                                                                    ------------
                                                                      (Zip Code)

       Registrant's telephone number, including area code: (212) 248-2002
                                                           --------------

                                 Not Applicable
       ------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of us under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

(A)      NOTE PURCHASE AGREEMENT

         On September 12, 2008, U.S. Helicopter Corporation ("we", "us" or the "Company") entered into a Note Purchase Agreement with an investor (the "Investor"), pursuant to which we issued a total of $125,000 in principal amount of convertible notes (the "Notes"). In connection with this financing, we also issued to the Investor warrants (the "Warrants") to purchase an aggregate of 250,000 shares of our common stock as an inducement to enter into the transaction. The Warrants contain an exercise price of $0.20 per share and are exercisable for a period of five years.

         The Notes accrue interest at the rate of 15% per annum from the date of issuance. We also paid origination fees totaling $6,250 to the Investor upon the closings of the Notes. We also paid a 15% structuring fee to the investor totaling $18,750 as an inducement to make the loan.

         The Notes, together with accrued and unpaid interest, are convertible at the option of the holders into shares of our common stock at a conversion price equal to $0.20 per share.

         The Notes, along with all accrued and unpaid interest, are repayable 30 days after the closing of the Notes.

         The proceeds of these financings were used for general working capital purposes.

         Issuance of the securities sold in these transactions was exempt from registration pursuant to Rule 506 of Regulation D promulgated under Section 4(2) of the Securities Act. The securities were sold to two accredited investors in private transactions without the use of any form of general solicitation or advertising. The underlying securities are "restricted securities" subject to applicable limitations on resale. No commissions were paid in connection with this transaction.

ITEM 2.03.   CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 18, 2008


                                            U.S. HELICOPTER CORPORATION
                                            (Registrant)



                                            By:   /s/ George J. Mehm, Jr.
                                                -------------------------------
                                                George J. Mehm, Jr.
                                                Chief Financial Officer